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                                                                   Exhibit 4.10a




                                    AMENDMENT
                                      NO. 3
                               (OCTOBER 31, 1999)

                               TO SUPPLEMENT NO. 2



                                       TO


                                    INDENTURE

                          DATED AS OF DECEMBER 17, 1993


                                  BY AND AMONG


                                  SIMULA, INC.
                                    AS ISSUER


                            THE SUBSIDIARY GUARANTORS
                                  AS GUARANTORS

                                       AND

                           BANK ONE TRUST COMPANY, NA
                                   AS TRUSTEE



               SERIES C 10% SENIOR SUBORDINATED CONVERTIBLE NOTES

                                 AMENDMENT NO. 3

                               TO SUPPLEMENT NO. 2

         This amendment ("Amendment") is dated as of October 31, 1999, among Simula, Inc., an Arizona corporation (hereinafter the "Company"), having its principal office at 2700 North Central Avenue, Suite 1000, Phoenix, Arizona 85004; and Simula Safety Systems, Inc., Intaero, Inc., Airline Interiors, Inc., Artcraft Industries Corp., Simula Automotive Safety Devices, Inc., Simula Technologies, Inc., International Center for Safety Education, Inc., all Arizona corporations, and Simula Composites Corporation, a Delaware corporation (hereinafter the "Subsidiary Guarantors"), having the same principal office as the Company; and Bank One Trust Company, NA, having its principal office at Corporate Trust Client Service Group, 100 East Broad Street, Columbus, Ohio 43271-0181, as trustee (hereinafter the "Trustee").

                                 R E C I T A L S

         Pursuant to Article 9 and Article 14 of the Company's indenture, dated as of December 17, 1993 ("Indenture"), and Amended and Restated Supplement No. 2, dated as of September 12, 1996 ("Supplement No. 2"), the Company issued its Series C 10% Senior Subordinated Convertible Notes due 1999 ("Notes").

         The Notes were scheduled to mature on September 15, 1999. Holders of the Notes ("Noteholders") were given the option to extend the maturity date of their Notes until October 31, 1999 in exchange for a payment of interest from the period extending from September 15, 1999 until October 31, 1999 at a rate of 15% per annum.

         The Company desires to those current holders of the Notes ("Noteholders") the option to extend the maturity date of their Notes until December 31, 1999, in exchange for a payment of interest from the period extending from October 31, 1999 until December 31, 1999 at a rate of 15% per annum, and an extension payment in the amount of Forty Thousand Dollars ($40,000).

         All things necessary to make this Amendment a valid agreement of the Company and the Subsidiary Guarantors, in accordance with their and its terms, have been done.

         NOW THEREFORE, for and in consideration of the foregoing, it is mutually covenanted and agreed, for the benefit of the holders of the Notes, as follows:


                                        1

                       MODIFICATIONS TO SUPPLEMENT NO. 2


         1.1 Capitalized Terms. All capitalized terms not otherwise defined herein shall have the meaning given in Supplement No. 2.

         1.2 Extension of Maturity. On or before October 31, 1999, a Holder may elect to extend the Series C Notes Stated Maturity until December 31, 1999. Accrued interest due and payable as of October 31, 1999 shall be paid to Holder. Any Notes extended shall bear interest at the rate of 15% per annum during the period extending from October 31, 1999 until December 31, 1999 and shall further entitle the


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Holder thereof to an extension payment of Forty Thousand Dollars ($40,000) upon the Series C Notes Stated Maturity. In the event the Company completes a public or private financing or a sale of assets prior to the Series C Notes Stated Maturity, the Company shall apply the proceeds from such financing or sale to pay down the Company's indebtedness under the Notes.

         1.3 No Further Modifications. With the exception of the foregoing, no other modifications have been made to the terms of the Series C Notes as described in Supplement No. 2, and all other provisions of Supplement No. 2 remain unchanged as stated therein.


                                        2

                             STEPS TO EFFECT CHANGE


         Authority Under Indenture. Pursuant to Article 9.2 of the Indenture, the foregoing changes require the consent of Holders of not less than a majority in principal amount of the Outstanding Notes by Act of said Holders and the authorization by a Board Resolution. Both requirements have been met.

         IN WITNESS WHEREOF, SIMULA, INC., SIMULA SAFETY SYSTEMS, INC., INTAERO, INC., AIRLINE INTERIORS, INC., ARTCRAFT INDUSTRIES CORP., SIMULA AUTOMOTIVE SAFETY DEVICES, INC., SIMULA TECHNOLOGIES, INC., INTERNATIONAL CENTER FOR SAFETY EDUCATION, INC. and SIMULA COMPOSITES CORPORATION have each caused this Supplement to be signed in their respective corporate names by their respective authorized officers and Bank One Trust Company, NA, Trustee, has caused this Supplemental Indenture to be executed in its corporate name by one of its authorized officers, all as of the date and year first above written.


                         SIMULA, INC., an Arizona corporation



                         By    /s/ Bradley P. Forst
                               -------------------------------------------------
                                  Bradley P. Forst, Executive Vice President and Secretary


                         BANK ONE TRUST COMPANY, NA
                         as Trustee


                         By    /s/  David B. Knox
                               -------------------------------------------------
                                  Trust Officer


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
                          SUBSIDIARY GUARANTORS:


                          SIMULA SAFETY SYSTEMS, INC.,
                          an Arizona corporation


                          By    /s/ Bradley P. Forst
                               -------------------------------------------------
                                   Bradley P. Forst, Assistant Secretary




                          INTAERO, INC., an Arizona corporation


                          By    /s/ Bradley P. Forst
                               -------------------------------------------------
                                   Bradley P. Forst, Assistant Secretary



                          AIRLINE INTERIORS, INC., an Arizona corporation


                          By    /s/ Bradley P. Forst
                               -------------------------------------------------
                                   Bradley P. Forst, Assistant Secretary



                          ARTCRAFT INDUSTRIES CORP.,
                          an Arizona corporation


                          By    /s/ Bradley P. Forst
                               -------------------------------------------------
                                   Bradley P. Forst, Assistant Secretary



                          SIMULA AUTOMOTIVE SAFETY DEVICES, INC.
                          an Arizona corporation


                          By    /s/ Bradley P. Forst
                               -------------------------------------------------
                                   Bradley P. Forst, Assistant Secretary


                                       4
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                          SIMULA TECHNOLOGIES, INC., an Arizona corporation


                          By    /s/ Bradley P. Forst
                               -------------------------------------------------
                                   Bradley P. Forst, Assistant Secretary



                          INTERNATIONAL CENTER FOR SAFETY
                          EDUCATION, INC., an Arizona corporation


                          By    /s/ Bradley P. Forst
                               -------------------------------------------------
                                   Bradley P. Forst, Assistant Secretary



                          SIMULA COMPOSITES CORPORATION, a Delaware corporation


                          By    /s/ Bradley P. Forst
                               -------------------------------------------------
                                   Bradley P. Forst, Assistant Secretary


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STATE OF              Arizona          )
                                       ) ss.
County of             Maricopa         )

         On this 1st day of November, 1999, before me, a Notary Public in and for said county and state, personally appeared Bradley P. Forst, to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the Executive Vice President and Secretary of SIMULA, INC., one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 1st day of November, 1999.


                                              /s/ Elaine Micucci
                                              ----------------------------------
                                              Notary Public
(Seal)






STATE OF              Ohio             )
                                       ) ss.
County of             Franklin         )

         On this 1st day of November, 1999, before me, a Notary Public in and for said county and state, personally appeared David B. Knox to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say: That he/she is a Trust Officer of BANK ONE TRUST COMPANY, NA, one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he/she acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 1st day of November, 1999.


                                              /s/ Marie E. Jackson
                                              ----------------------------------
                                              Notary Public
(Seal)


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STATE OF           Arizona          )
                                    ) ss.
County of          Maricopa         )

         On this 1st day of November, 1999, before me, a Notary Public in and for said county and state, personally appeared Bradley P. Forst to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the Assistant Secretary of SIMULA SAFETY SYSTEMS, INC., one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 1st day of November 1999.


                                              /s/ Elaine Micucci
                                              ----------------------------------
                                              Notary Public
(Seal)






STATE OF           Arizona          )
                                    ) ss.
County of          Maricopa         )

         On this 1st day of November, 1999, before me, a Notary Public in and for said county and state, personally appeared Bradley P. Forst to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the Assistant Secretary of INTAERO, INC., one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 1st day of November, 1999.


                                              /s/  Elaine Micucci
                                              ----------------------------------
                                              Notary Public
(Seal)

STATE OF           Arizona          )
                                    ) ss.
County of          Maricopa         )

         On this 1st day of November, 1999, before me, a Notary Public in and for said county and state, personally appeared Bradley P. Forst to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the Assistant Secretary of AIRLINE INTERIORS, INC., one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 1st day of November, 1999.


                                              /s/  Elaine Micucci
                                              ----------------------------------
                                              Notary Public
(Seal)






STATE OF           Arizona          )
                                    ) ss.
County of          Maricopa         )

         On this 1st day of November, 1999, before me, a Notary Public in and for said county and state, personally appeared Bradley P. Forst to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the Assistant Secretary of SIMULA TECHNOLOGIES, INC., one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 1st day of November, 1999.


                                              /s/  Elaine Micucci
                                              ----------------------------------
                                              Notary Public
(Seal)

STATE OF           Arizona          )
                                    ) ss.
County of          Maricopa         )

         On this 1st day of November, 1999, before me, a Notary Public in and for said county and state, personally appeared Bradley P. Forst to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the Assistant Secretary of ARTCRAFT INDUSTRIES CORP., one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 1st day of November, 1999.


                                              /s/  Elaine Micucci
                                              ----------------------------------
                                              Notary Public
(Seal)






STATE OF           Arizona          )
                                    ) ss.
County of          Maricopa         )

         On this 1st day of November, 1999, before me, a Notary Public in and for said county and state, personally appeared Bradley P. Forst to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the Assistant Secretary of SIMULA AUTOMOTIVE SAFETY DEVICES, INC., one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 1st day of November, 1999.


                                              /s/  Elaine Micucci
                                              ----------------------------------
                                              Notary Public
(Seal)

STATE OF           Arizona          )
                                    ) ss.
County of          Maricopa         )

         On this 1st day of November, 1999, before me, a Notary Public in and for said county and state, personally appeared Bradley P. Forst to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the Assistant Secretary of INTERNATIONAL CENTER FOR SAFETY EDUCATION, INC., one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 1st day of November, 1999.


                                              /s/  Elaine Micucci
                                              ----------------------------------
                                              Notary Public
(Seal)






STATE OF           Arizona          )
                                    ) ss.
County of          Maricopa         )

         On this 1st day of November, 1999, before me, a Notary Public in and for said county and state, personally appeared Bradley P. Forst to me personally known and known to me to be the same person who executed the within and foregoing instrument, who, being by me duly sworn, did depose, acknowledge and say that he is the Assistant Secretary of SIMULA COMPOSITES CORPORATION, one of the corporations described in and which executed the foregoing instrument; that said instrument was executed on behalf of said corporation by authority of its Board of Directors; and he acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it voluntarily executed.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 1st day of November, 1999.


                                              /s/  Elaine Micucci
                                              ----------------------------------
                                              Notary Public
(Seal)


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